Exhibit 32.2

                                    BAB, Inc.
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the BAB, Inc. (the "Company") Report on Form 10-QSB for the period ended May 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey M. Gorden, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

          1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition, results of operations, and cash flows of the Company.

     Date: July 17, 2006


     By:     /s/ Jeffrey M. Gorden
         ---------------------------
     Jeffrey M. Gorden, Chief Financial Officer